SUPPLEMENT DATED NOVEMBER 8, 2022 TO THE CURRENT
SUMMARY PROSPECTUSES AND STATUTORY PROSPECTUSES FOR:
Invesco Comstock Fund
Invesco V.I. Comstock Fund
(each a “Fund” and collectively the “Funds”)
This supplement amends the Summary Prospectuses and Statutory Prospectuses of the above referenced Funds and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary Prospectuses and Statutory Prospectuses and retain it for future reference.
The following parenthetical is added to the table “Management of the Fund” under the column “Length of Service on the Fund” for Kevin Holt in the prospectuses for Invesco Comstock Fund and Invesco V.I. Comstock:
(predecessor fund 1999)*
The following sentence is added underneath the table "Management of the Fund" in the prospectuses for Invesco Comstock Fund:
*Predecessor fund refers to the Van Kampen Comstock Fund, which was reorganized into the Fund after the close of business on June 1, 2010.
The following parenthetical is added to the table “Management of the Fund” under the column “Length of Service on the Fund” for Devin Armstrong and James Warwick in the prospectuses for Invesco Comstock Fund and Invesco V.I. Comstock:
(predecessor fund 2007)*
The following sentence is added underneath the table "Management of the Fund" in the prospectuses for Invesco V.I. Comstock Fund:
*Predecessor fund refers to the Van Kampen LIT Comstock Portfolio, which was reorganized into the Fund after the close of business on June 1, 2010.
The following sentences are added to the end of each respective bullet point under “Portfolio Managers” in the statutory prospectuses for Invesco Comstock Fund and Invesco V.I. Comstock Fund:
Mr. Holt served as Portfolio Manager of the predecessor fund since 1999.
Mr. Armstrong served as Portfolio Manager of the predecessor fund since 2007.
Mr. Warwick served as Portfolio Manager of the predecessor fund since 2007.
ASEF-AVIF-SUMSTAT-SUP 110822